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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-21206

                          AEW Real Estate Income Fund
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              (Exact name of registrant as specified in charter)

 399 Boylston Street, Boston, Massachusetts                02116
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  (Address of principal executive offices)               (Zip code)

                          Coleen Downs Dinneen, Esq.
                    Natixis Asset Management Advisors, L.P.
                              399 Boylston Street
                          Boston, Massachusetts 02116
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                    (Name and address of agent for service)

Registrant's telephone number, including area code: (617) 449-2810

Date of fiscal year end: January 31

Date of reporting period: July 31, 2007

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Item 1. Report to Stockholders.

The AEW Real Estate Income Fund was liquidated on April 13, 2007. As of July 31, 2007, the Fund did not hold any securities.

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Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                                                                                              (d)
                                                                                        Maximum Number
                                                                            (c)         (or Approximate
                                                                      Total Number of  Dollar Value) of
                                                                     Shares (or Units) Shares (or Units)
                                      (a)                            Purchased as Part  that May Yet Be
                                Total Number of          (b)            of Publicly     Purchased Under
                               Shares (or Units) Average Price Paid   Announced Plans    the Plans or
Period                             Purchased     per Share (or Unit)    or Programs        Programs
------                         ----------------- ------------------- ----------------- -----------------
February 1 through February 28            --               --                   --            N/A
March 1 through March 31             808.835            22.50              808.835            N/A
April 1 through April 30             725.122            24.14              725.122            N/A
May 1 through May 31                      --               --                   --            N/A
June 1 through June 30                    --               --                   --            N/A
July 1 through July 31                    --               --                   --            N/A
TOTAL                              1,533.957               --            1,533.957             --

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

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Item 11. Controls and Procedures.

The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

    (a) (1) Not applicable.

    (a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), are filed herewith as exhibits
            (a)(2)(1) and (a)(2)(2), respectively.

    (a) (3) Not applicable.

    (b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           AEW Real Estate Income Fund

                                           By:    /s/ John T. Hailer
                                                  -----------------------------
                                           Name:  John T. Hailer
                                           Title: President and Chief Executive
                                                  Officer
                                           Date:  September 25, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                           By:    /s/ John T. Hailer
                                                  -----------------------------
                                           Name:  John T. Hailer
                                           Title: President and Chief Executive
                                                  Officer
                                           Date:  September 25, 2007

                                           By:    /s/ Michael C. Kardok
                                                  -----------------------------
                                           Name:  Michael C. Kardok
                                           Title: Treasurer
                                           Date:  September 25, 2007